EORTC-NCI-AACR Molecular Targets and Cancer Therapies Symposium December 1, 2016 Exhibit 99.2

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward Looking Statements

Our Vision: Make Hope a Reality BLUE MOJO

Our Strategic Intent Late Stage (LentiGlobin, Lenti-D) Transformative Product Focus Big Near Term Opportunities (SCD, Multiple Myeloma) “Tetris” R&D (Anti-Pure Play) Best Team (350+) Great Partners Truly Integrated Platform

Building a Translational Oncology Products Company Access to targets: CARs and TCRs Optimization: gene editing, manufacturing enhancements; on/off switches; product and technology combinations Internal focus on bluebird strengths coupled with collaborations to benefit from outside strengths Broad and diversified pipeline Targets Tools Partnerships Immuno-Oncology R&D Engine Oncology Pipeline The Right Approach for the Right Targets

Questions For Today Are we seeing a manageable safety profile? Are patients responding to treatment at lower doses? What is the early risk-benefit profile? Are the responses durable? What is the bb2121 construct and how is it different?

Clinical responses with bb2121, a novel anti-BCMA CAR T cell therapy: Initial results from a Phase 1 multi-center trial in relapsed/refractory multiple myeloma Jesus Berdeja, MD, Yi Lin, MD, PhD, Noopur Raje, MD, David Siegel, MD, PhD, Nikhil Munshi, MD, PhD, Ashley Turka, Ping Lam, M. Travis Quigley, James N. Kochenderfer, MD

BCMA: A Promising Target in Multiple Myeloma (MM)

B cell maturation antigen (BCMA)

- A member of the TNF receptor superfamily
- Expression is largely restricted to plasma cells and mature B cells
- Not detectable in any other normal tissues
- Expressed nearly universally on multiple myeloma cells
- Anti-MM efficacy validated in initial studies[1]



Multiple myeloma cells expressing BCMA

(brown color = BCMA protein)

1. Ali et al., *Blood* 2016 128: 1688. Cohen et al., ASH 2016, abstract 1147

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bb2121: Anti-BCMA Chimeric Antigen Receptor T Cell Product Candidate



Ψ
5' LTR
cPPT
RRE
MND
SP
Anti-BCMA scFv
CD8 hinge
CD8 TM
4-1BB
CD3 ζ
3' LTR

anti-BCMA CAR design

- Autologous T cells transduced with a lentiviral vector encoding a novel anti-BCMA CAR
- 4-1BB co-signaling motif selected to promote proliferation and persistence
- Construct demonstrated potent preclinical *in vivo* activity with low tonic signaling bb2121 demonstrates low antigen-independent signaling



bb2121 construct
IFN-γ (pg/mL)
2,000
1,500
1,000
500
0
anti-BCMA CARs

bb2121 improves survival and drives tumor clearance in MM mice



Tumor volume
Tumor Volume (mm³)
4000
3000
2000
1000
0
0
20
40
60
80
Days
Anti-BCMA CAR T
Bortezomib
Control CAR T
Vehicle



Survival
Survival (%)
100
80
60
40
20
0
0
20
40
60
80
100
Days

Morgan et al, ESGCT 2016

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CRB-401 Phase 1 Study in Relapsed / Refractory Multiple Myeloma Objectives: Determine preliminary safety and efficacy and recommended phase 2 dose N = 50 patients, standard 3+3 dose escalation + expansion cohort Eligibility Relapsed / refractory MM with ≥ 3 prior lines of therapy (including PI and IMiD), or double refractory Measurable disease ≥ 50% BCMA expression Adequate bone marrow, renal and hepatic function 9 U.S. Clinical Sites, 1 Centralized Manufacturing Site CRB-401 Open-label Phase 1 Clinical Study of bb2121

Leukapheresis Flu 30 mg/m2 Cy 300 mg/m2 bb2121 infusion bb2121 manufacturing BM BX (Wk 4) Days -5,-4,-3 Day 0 Screening BM BX (Wk 2) CRB-401 Study Design 5 x 107 15 x 107 45 x 107 80 x 107 120 x 107 1st Response Assessment (Wk 4) Collections for T cell expansion & cytokines Manufacturing (10 days) + release Up to 5 dose cohorts planned, fixed dose of CAR + T Cells 3 + 3 Dose Escalation of CAR + T Cells

Study Status as of November 18, 2016 BCMA+ cells (% of CD138+ plasma cells) <10% 10–25% 26–49% ≥ 50% ≥ 50% Consented N=19 Cells Collected N=13 Dosed N=11 Not eligible N=6 In process N=1 Clinical deterioration prior to infusion N=1  1 Month Response Evaluation N=9 60% of pre-screened patients (n=75) had ≥ 50% BCMA+ CD138+ cells Data as of Nov. 18, 2016

Demographics and Disease History in Treated Patients 1. Eastern Cooperative Oncology Group Performance Score. 2. International Staging System Parameter Statistic N=11 Dosed Patients Age years Median (range) 58 (41-74) Male gender N (%) 7 (64%) Time since diagnosis years Median (range) 5 (1-9) ECOG1 = 0 N (%) 6 (55%) ISS2 Stage I II III N (%) 5 (45%) 4 (36%) 2 (18%) High-risk cytogenetics (del17p, t(4;14), t(14;16), 1q, del 13)    N (%) 5 (45%) Parameter Statistic N=11 Dosed Patients Prior lines of therapy Median (range) 6 (5-13) Prior autologous SCT N (%) 11 (100%) Prior therapies N (%) IMiD lenalidomide pomalidomide 11 (100%) 11 (100%) 9 (82%) proteasome inhibitor bortezomib carfilzomib 11 (100%) 11 (100%) 9 (82%) daratumumab / CD38 antibody 7 (64%) Demographics and MM Staging MM Treatment History Data as of Nov. 18, 2016

n Adverse Events Generally Mild, No ≥ Grade 3 CRS* or Neurotoxicity Treatment Emergent Adverse Events Occurring in >1 Patient (N = 11 Patients Dosed with bb2121) No DLTs to date Cytopenias related to fludarabine/ cyclophosphamide lymphodepletion, as expected No ≥ Grade 3 cytokine release syndrome or neurotoxicity *CRS uniformly graded according to Lee et al., Blood 2014;124:188-195 Data as of Nov. 18, 2016

Best Response and Time Since bb2121 Infusion † † PR PR PR VGPR sCR Best response to date sCR PD SD PR MRD negative Best response First response Disease progression Death 45x107 15x107 5x107 * * * * * Patient with ≥50% bone marrow involvement Dose CAR+ T cells Data as of Nov. 18, 2016 †

Responses to bb2121 Infusion Baseline Day 14 All patients treated at doses > 5x107 with bone marrow involvement at baseline have had no detectable bone marrow disease on Day 14 or beyond Baseline Month 1 Serum M-protein dFLC (% change from baseline)* CD138 BCMA IHC PET Bone marrow response and tumor burden reduction 5x107 15x107 45x107 Patient 8 Patient 6 5x107 15x107 45x107 Data as of Nov. 18, 2016 *ratio=involved LC-uninvolved LC, calculated only in patients with a baseline LC > 10 mg/dL

Vector Copies in CD3-enriched Peripheral Blood by PCR Decrease in Serum BCMA Correlated with CAR T Expansion CAR T Cell Expansion at Every Dose LLOQ CAR+ T cells in Bone Marrow @ D14 by FLOW Data as of Nov. 18, 2016 Comp-PE-A :: rhBCMA Comp-APC-A :: CD3 68% bb2121 CAR T cells

Cytokine Release Syndrome Summary 8/11 (73%) with cytokine release syndrome (CRS)   CRS severity Grades 1 & 2 Including patients in all dose groups and those with ≥50% bone marrow involvement CRS-related symptoms mostly Grade 1 No patients received tocilizumab or steroids Reported CRS-Related Symptoms In 8 treated patients with CRS 5x107 15x107 45x107 ULN Levels reported in patients with severe CRS* 50,000 10,000 Peak Cytokine Levels Data as of Nov. 18, 2016 * In anti-BCMA and anti-CD19 CAR T studies. Ali et al., Blood 2016 128: 1688. Maude et al., NEJM 2014

Summary of Preliminary Clinical Data and Next Steps Preliminary results suggest bb2121 demonstrated substantial anti-tumor activity in heavily pretreated patients with multiple myeloma Certain patients achieved stringent complete responses and/or elimination of minimal residual disease 100% ORR (6/6) with doses above 5x107 CAR+ T cells bb2121 has been well tolerated, with mild-to-moderate cytokine release syndrome reported to date No dose-limiting toxicities yet identified and dose escalation continues Dosing escalation and expansion will continue to identify recommended phase 2 dose bb2121 anti-BCMA CAR T therapy may offer a promising new treatment paradigm for patients suffering from multiple myeloma Data as of Nov. 18, 2016

Acknowledgements Beth Israel Deaconess PI: Jacalyn Rosenblatt, MD Dana Farber Cancer Institute PI: Nikhil Munshi, MD, PhD Hackensack University Medical Center PI: David Siegel, MD, PhD Massachusetts General Hospital PI: Noopur Raje, MD Mayo Clinic PI: Yi Lin, MD, PhD Mount Sinai PI: Sundar Jagannath, MD Study Sponsors and Collaborators All the birds at bluebird bio Celgene Corporation Most of all, we thank the study participants and their families National Cancer Institute PI: James N. Kochenderfer, MD Sarah Cannon PI: Jesus G. Berdeja, MD Stanford Medicine Michaela Liedtke, MD CRB-401 Study Sites

Questions For Today No dose-limiting toxicities, well tolerated to date Safety profile? Responses? Risk-Benefit? Durability? 100% response rate in Cohorts 2 and 3 Two stringent CRs Two MRD-negative patients (one sCR, one VGPR) Objective responses in 7 of 9 patients evaluable for efficacy, with no Grade 3/4 cytokine release syndrome or Grade 3/4 neurotoxicity in any of the 11 patients evaluable for safety Data still early No patients in Cohorts 2 and 3 have progressed to date One patient with sCR out 6 months Lentiviral vector, 4-1bb costimulatory domain, highly optimized scFv Construct?

EORTC-NCI-AACR Molecular Targets and Cancer Therapies Symposium December 1, 2016